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                                                                    EXHIBIT 10.2

                             ARCADIA RESOURCES, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made as of the effective date specified below (the "Effective Date") by and between ARCADIA RESOURCES, INC., a Nevada corporation (the "Company"), and the undersigned employee of the Company or one or more of the Company's subsidiaries (the "Optionee"). The Company and Optionee are sometimes referred to individually as a "Party" and collectively as the "Parties."

                                    RECITALS

      A. The Company desires that Optionee exert his or her utmost efforts to improve the business and increase the assets of the Company.

      B. As a matter of separate inducement and not in lieu of salary, other compensation or benefits payable for the services of Optionee, the Company desires to grant Optionee the right and option, but not the obligation, to purchase shares of the Company's fully-paid and non-assessable common stock (the "Common Stock"). Shares of the Common Stock are individually referred to as a "Share" and collectively as the "Shares."

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants set forth below, and other good and valuable consideration, the adequacy and receipt of which are acknowledged, the Parties agree as follows:

      1. GRANT OF OPTION. Subject to and contingent on satisfaction of all of the terms and conditions of this Agreement, the Company hereby grants to Optionee the right and option to purchase from the Company, during the Term of the Option and at the Exercise Price, up to the aggregate number of Shares of the Common Stock specified in Exhibit "A," attached hereto and incorporated herein by reference (the "Option"), to the extent that the Option shall have vested. The number of Shares subject to the Option are subject to adjustment as provided in this Agreement. Nothing in this Agreement shall confer upon Optionee any right to commence or continue employment with the Company or of any of its subsidiaries, nor interfere in any way with the right of the Company or any subsidiary to terminate Optionee's employment in accordance with Optionee's employment agreement.

      2. NATURE OF OPTION. The Option shall not, and is not intended to, qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and is therefore a non-qualified stock option for taxation purposes. Optionee has been advised to seek independent legal and tax counsel with respect to the taxation consequences to Optionee of the grant and exercise of the Option.

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      3. EXERCISE PRICE. The exercise price of each Share subject to the Option shall be the price per Share specified in Exhibit "A" (the "Exercise Price").

      4. VESTING OF OPTION. The Option shall vest in full on the Vesting Date specified in Exhibit "A," contingent on Optionee having commenced prior to and maintained through such date continuous employment with the Company or a subsidiary of the Company. If Optionee shall have failed, for whatever reason, to commence or maintain continuous employment with the Company or a subsidiary of the Company prior to and through the Vesting Date, the Option shall automatically terminate and become null and void, and Optionee shall then have no right to exercise the Option. Nothing in this Agreement shall confer upon Optionee any right to commence or continue employment with the Company or of any of its subsidiaries, nor shall anything in this Agreement interfere in any way with the right of the Company or any subsidiary to terminate Optionee's employment at any time.

      5. TERM OF OPTION. Optionee may first exercise the Option on the first day after the Vesting Date and shall end at 5:00 p.m. (New York City time) on the date on whichever one of the following shall occur first: (a) March 31, 2010; or
(b) ninety (90) days following the date of termination of employment for whatever reason or basis (including without limitation: whether initiated by Optionee or the Company; whether voluntarily or involuntarily; whether for cause or without cause; whether due to expiration or non-renewal; whether due to death, disability or any other reason whatsoever), provided that Optionee was entitled to exercise the Option at the time of termination of employment, and then only to the extent thereof (the "Term"). Upon the expiration of the Term, the Option, to the extent not exercised before then, shall automatically terminate and become null and void, and Optionee shall then have no right to exercise the Option.

      6. EXERCISE OF OPTION. The Option may be exercised within the Term, at any time or from time to time, provided that each exercise of the Option shall be conditioned and contingent on the satisfaction of all of the terms and conditions of this Agreement, including but not limited to each of the following:

            6.1. The Optionee shall notify (using the form set forth on Exhibit "B") the Company in writing by hand delivery or by registered or certified mail, return receipt requested, addressed to its principal office (Attn:
      Chief Executive Officer), as to the number of Shares of Common Stock which the Optionee desires to purchase pursuant to the exercise of the Option, which notice shall be accompanied by a certified or bank check payable to the order of the Company in an amount equal to the (i) Exercise Price multiplied by the number of Shares of Common Stock for which the Option is being exercised plus (ii) the amount of the withholding of taxes by the Company required under law or regulation in connection with such exercise.

            6.2. The Company, in its discretion, may permit, but shall have no obligation to permit, payment of the Exercise Price to be made by the delivery of Shares of Common Stock having a fair market value equal to the Exercise Price multiplied by the number of Shares of Common Stock for which the Option is being exercised. The Company, in its discretion, may also elect to cooperate (but shall have no obligation to cooperate) with any broker-financed or broker-assisted exercise requested by Optionee, to the extent that the

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      Company's counsel furnishes an opinion that Shares may be publicly sold without registration under applicable federal and state law.

            6.3. The Option may not be exercised in quantities of less than ten thousand (10,000) Shares at any one time or all of the remaining Shares then exercisable under the Option, if less than ten thousand (10,000) Shares.

            6.4. Optionee shall have been in compliance with, and shall not have breached, the terms of the Optionee's employment agreement with the Company, including but not limited to the confidentiality and covenant not to compete provisions, or any other agreement between Optionee and the Company or any of its subsidiaries, including, without limitation, any separation or similar agreement relative to the termination of employment.

            6.5. Optionee shall be in compliance with the Company's policies on insider trading and policies relating to the purchase and sale of Company securities by Company employees, to the extent applicable.

            6.6. The issuance of the Shares to Optionee shall have been registered under the Securities Act of 1933, as amended, and under any applicable state securities laws, unless counsel to the Company shall have given an opinion that the issuance of the Shares qualify for an exemption from registration.

            6.7. Optionee shall agree to and execute such representations, warranties, covenants and other documents as the Company may then require.

      7. TAX WITHHOLDINGS. Optionee shall be responsible for all tax obligations arising from the grant and each exercise of the Option. Optionee agrees to cooperate with the Company as it deems necessary for the withholding of taxes by the Company required by law or regulation in connection with an exercise of the Option. If Optionee does not make the required withholding payment at the time of exercise, the Company, in its discretion, may decline to permit the exercise or it may elect to take such steps as it may deem necessary or appropriate for the withholding of any taxes including, but not limited to, withholding the amount due from Optionee's compensation.

      8. NONTRANSFERABILITY. The Option shall not be transferred, pledged, assigned, hypothecated or disposed of, in any manner other than by will or the laws of descent and distribution, nor shall the Option be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, including the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect. During the lifetime of Optionee, the Option is exercisable only by Optionee. Upon Optionee's death, nothing herein shall preclude the Option from being exercised by a legatee or legatees of Optionee under his or her will, or by his or her personal representatives or distributees.

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      9. CHANGES IN CAPITAL STRUCTURE.

            9.1. In the event of changes in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, reverse stock split, reorganization, recapitalization, merger, consolidation, liquidation, separation, combination or exchange of stock, change in the Company's business structure or sale or transfer of all or any part of the Company's business or assets (referred to as a "Capital Adjustment"), the number of Shares of Common Stock as to which the Option may be exercised shall be adjusted by the Company consistent with such Capital Adjustment. The Exercise Price of the Option, or any outstanding portion thereof, shall be adjusted so that immediately after such Capital Adjustment there will be no change in the aggregate Exercise Price payable upon the exercise of the Option as before such Capital Adjustment. No such adjustment shall be made with respect to (i) stock dividends or stock splits which do not exceed five percent (5%) in any fiscal year, (ii) cash dividends, or (iii) the issuance to shareholders of the Company or others of rights to subscribe for additional Shares of Common Stock or other securities.

            9.2. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company for solely stock and/or securities, each then unexercised Shares subject to the Option shall, upon exercise of the Option, thereafter entitle Optionee to such number of Shares of Common Stock or other securities or property to which a holder of Shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance. In any such case, appropriate adjustment, as determined by the Board of Directors of the Company (or successor entity), shall be made as set forth in Section 9.1 with respect to any future changes in the capital structure of the Company or its successor entity.

            9.3. In the event of the proposed dissolution or liquidation of the Company, or, except as provided in Section 9.5 below, the sale of substantially all the assets of the Company for other than stock/and or securities, the Option, to the extent not exercised, shall automatically terminate within the ninety (90) day period set forth in Section 13.3 of the Plan, unless otherwise provided by the Company's Board of Directors.

            9.4. Any adjustment in the number of Shares of Common Stock shall apply proportionately to only the unexercised portion of the Option. If fractions of a Share of Common Stock would result from any such adjustment, the adjustment shall be revised to the next lowest whole number of Shares of Common Stock, so that no fraction of a Share shall be issued.

            9.5. If the Option is not terminated pursuant to Section 9.3, above, the Option may, at the discretion of the Board of Directors of the Company and the other corporation, be exchanged for an option to purchase shares of capital stock of another corporation which the Company and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by or separated or reorganized into. The terms, provisions and benefits to Optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of Optionee under this Option prior to such substitution.

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      10. NON-REGISTRATION OF ISSUANCE OF SHARES TO OPTIONEE. The Company shall be under no obligation to register under the Securities Act of 1933, as amended, a transaction by which the Company issues Shares to Optionee upon an exercise of the Option, or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

      11. NON-REGISTRATION OF RESALE OF SHARES BY OPTIONEE. The Company shall be under no obligation to register under the Securities Act of 1933, as amended, Optionee's resale of any Shares acquired on exercise of the Option, or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

      12. REPRESENTATIONS BY OPTIONEE. Optionee acknowledges, covenants, represents and warrants to Company, as of the Effective Date and on a continuing basis thereafter, including as of the date of each exercise of the Option, each of the following:

            12.1. All Shares issuable upon exercise of the Option shall be acquired for investment purposes only, for Optionee's own account, and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Optionee does not have any agreement or understanding, directly or indirectly, with the Company or any other person to distribute or resell any of the Shares.

            12.2. The Company has granted the Option without the payment or exchange of consideration or value by Optionee, other than Optionee's agreement to the terms and conditions of this Agreement and Optionee's employment agreement with the Company (including but not limited to the confidentiality and covenant not to compete provisions thereof), and Optionee has no investment risk in the Shares issuable on exercise of the Option by virtue of the grant of the Option. The cash proceeds of the Exercise Price of the Shares issuable on exercise of the Option shall be added to the general funds of the Company and used for the Company's general corporate purposes, as the Board of Directors shall determine.

            12.3. The Company has not solicited Optionee to purchase the Shares issuable on exercise of the Option. Optionee has not acquired the Option as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            12.4. Optionee is (i) an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated by the U.S. Securities and Exchange Commission (the "Commission") or (ii) if not an "accredited investor" but, either alone or with its purchaser representative(s), has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Shares and acknowledges that the Company reasonably believes that Optionee comes within this description.

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            12.5. Optionee and/or its purchaser representative(s), if any, have obtained or have been furnished and are familiar with all publicly available financial, operational, business and other data, statements, information and materials relating to the business, finances, prospects and operations of the Company and such other publicly available materials as have been requested from the Company.

            12.6. Optionee understands that his or her ability to exercise the Option is conditioned and contingent on registration under the Securities Act of 1933, as amended, and under any applicable state securities laws, or the furnishing by counsel to the Company of an opinion that the issuance of the Shares on exercise of the Option qualify for an exemption from registration. In the event that Shares issued to Optionee on the basis of an exemption from registration, the Shares shall be deemed restricted stock within the meaning of Rule 144 promulgated by the Commission, in which event the Shares cannot be publicly resold by Optionee unless the Company registers the resale transaction or an exemption from registration is available under federal and state law. Unless otherwise provided in this Agreement, the Company shall have no obligation to undertake any such registration. Optionee's right or ability to sell, transfer, pledge or otherwise dispose of the Shares is severely limited by applicable federal and state securities laws. Optionee understands that in the absence of an effective registration statement covering the Shares, any public resale may be made only in compliance with Rule 144 promulgated by the Commission which, among other requirements, shall require Optionee to comply with the volume limitation, manner of sale and minimal one-year holding period commencing on the date the Shares are issued on exercise of the Option. Optionee agrees to sell, transfer or otherwise dispose of the Shares only in compliance with applicable state and federal securities laws.

      13. ISSUANCE OF SHARE CERTIFICATES. The Company shall not be required to issue or deliver any certificate for Shares issuable upon the exercise of the Option unless (a) the issuance of such shares has been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or counsel to the Company shall have given an opinion that such registration is not required; (b) approval, to the extent required, shall have been obtained from any state regulatory body having jurisdiction thereover, and (c), if applicable, permission for the listing of such Shares shall have been given by any national securities exchange on which the Common Stock of the Company is at the time listed. The Company may place a "stop transfer" order with its transfer agent and place a restrictive legend on any stock certificate evidencing Shares issued on exercise of the Option. Optionee agrees to the imprinting, so long as the Company determines is required under applicable federal and state securities laws, of a legend on any stock certificate evidencing the Shares in substantially the following form:

      THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE LAW. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW OR

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      AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED
      UNDER THE ACT.

Optionee agrees that any removal of the restrictive legend from certificates representing the Shares, which removal shall first be authorized by the Company, is predicated on the Company's reliance on, and Optionee's agreement, that it will not sell any Shares except pursuant to either the registration requirements of the Act or an exemption therefrom. If required by the Company, Optionee shall pay the Company's reasonable expenses in connection with a request to remove such legend.

      14. NO SHAREHOLDER RIGHTS. Optionee shall have no rights as a shareholder relative to any Shares as to which the Option shall not have been exercised and payment made as herein provided.

      15. GOVERNING LAW AND ARBITRATION. This Agreement and all disputes arising out of or related to the Option and the Shares shall be governed by and construed in accordance with the laws of the State of Florida, notwithstanding the fact that either Party is now or may hereafter become domiciled or located in a different state. Any such dispute, controversy or claim shall be resolved at arbitration in accordance with the rules of the American Arbitration Association, except for any equitable or injunctive relief sought under this Agreement. The arbitration shall be held at a location within Collier County, Florida. The Parties agree that any arbitration award rendered on any claim submitted to arbitration shall be final and binding upon the Parties and not subject to appeal and that judgment may be entered upon any arbitration award by any circuit court located in Florida or by any other court of competent jurisdiction. The parties hereto agree that the expenses of any arbitration shall be borne equally by the parties to the proceeding, except that the party determined to have prevailed shall be awarded its reasonable attorneys fees and costs of its own experts, evidence and the like. Optionee acknowledges and agrees that by making this agreement to submit all claims to binding arbitration, Optionee hereby waives the right to litigate in a court of law, and to trial by jury if applicable.

      16. BINDING EFFECT AND WAIVER OF BREACH. Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. The waiver of breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. Each and every right, remedy and power hereby granted to any Party or allowed it by law shall be cumulative and not exclusive of any other.

      17. SEVERABILITY. If any of the provisions of this Agreement or the application thereof to any Party under any circumstances is adjudicated to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement or the application thereof.

      18. INTERPRETATION OF AGREEMENT. Where appropriate in this Agreement, words used in the singular shall include the plural, and words used in the masculine shall include the feminine and neuter. All headings that are used in this Agreement are for the convenience of the reader only and shall not be used to limit or construe any of the provisions hereof.

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      19. SURVIVAL OF PROVISIONS. The representations, warranties, covenants, obligations and undertakings of Optionee under this Agreement are continuing and shall survive the exercise of any or all Shares subject to the Option, as well as termination of the Term of the Option.

      20. AMENDMENT OF AGREEMENT. The terms and provisions of this Agreement may be altered or amended in any of their provisions only by the mutual written agreement of the Parties hereto.

      21. SUCCESSORS. The Agreement shall inure to the benefit of the Company and its successors in interest and assigns, but may not be assigned or delegated by Optionee.

      22. ADVICE OF COUNSEL. Optionee is entering into this contract freely and voluntarily and has been advised to seek the advice of her legal counsel prior to entering into this Agreement.

      23. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any and all other previous or contemporaneous communications, representations, understandings, agreements, negotiations and discussions, either oral or written, between the Parties with respect to the subject matter hereof, including Optionee's employment agreement with the Company to the extent, if any, that it purports to contradict or vary the terms of this Agreement. The Parties acknowledge and agree that there are no written or oral agreements, understandings, or representations, directly or indirectly related to this Agreement that are not set forth herein.

      24. COUNTERPART/FACSIMILE SIGNATURES. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same Agreement. For purposes of this Agreement, a facsimile or PDF signature shall be valid and enforceable as an original.

      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.
                                             ARCADIA RESOURCES, INC.,
                                             a Nevada corporation

                                             By:  /s/ John E. Elliott, II
                                                  ------------------------------
Dated: December 7, 2005                           Its:  Chairman and CEO

                                             ACCEPTED AND AGREED TO BY OPTIONEE:

                                                  /s/ James E. Haifley
                                                  ------------------------------
Dated:  December 7, 2005

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                                   EXHIBIT A

                            OPTIONEE SPECIFIC TERMS

NAME OF OPTIONEE:  James E. Haifley

EFFECTIVE DATE OF AGREEMENT:  December 7, 2005.

AGGREGATE NUMBER OF SHARES OF COMMON STOCK SUBJECT TO OPTION: Up to 100,000 Shares in total.

EXERCISE PRICE:  $1.45 per Share.

VESTING DATE: Options granted February 16, 2005 and vested as of March 31, 2005.

TERM OF OPTION: As specified in Section 5 of the Non-Qualified Stock Option Agreement.

OTHER: The Grant/Award is subject to the terms and conditions of the Non-Qualified Stock Option Agreement and Optionee's employment agreement with the Company, including but not limited to the covenant not to compete and confidentiality provisions thereof.

                                           ARCADIA RESOURCES, INC.,
                                           a Nevada corporation

                                           By:  /s/ John E. Elliott, II
                                                --------------------------------

Dated: December 7, 2005                    Its: Chairman and CEO

                                           ACCEPTED AND AGREED TO BY OPTIONEE:

                                           /s/ James E. Haifley
                                           --------------------------------

Dated:  December 7, 2005

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                                    EXHIBIT B

                   NOTICE OF EXERCISE OF NON-QUALIFIED OPTION
                       TO PURCHASE SHARES OF COMMON STOCK

TO: Arcadia Resources, Inc.

      The undersigned hereby exercises the Option to purchase _______ Shares of the Company's Common Stock pursuant to and contingent on satisfaction of all terms and conditions of the Non-Qualified Stock Option Agreement effective as of _____________, and hereby remits $________________ as payment in full of the Exercise Price and tax withholdings.

                                         _______________________________________
                                         Name (print)

                                         _______________________________________
                                         Signature

                                         _______________________________________
                                         Social Security or Taxpayer I.D. Number

                                         _______________________________________
                                         Address

                                         _______________________________________
                                         City, State Zip Code

Dated:  _______________________

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